Presentation to Ryan Beck & Co. May 12 & 13, 2003 Financial Holdings, Inc.

This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of the company that are subject to various factors which could cause actual results to differ materially from these estimates. Factors that might cause a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting Gateway Financial Holdings, Inc.'s operations, pricing, products and services. Actual results may differ materially from the results discussed in these forward-looking statements. Gateway Financial Holdings, Inc. assumes no obligation for updating such forward-looking statements at any time. Investors are encouraged to access Gateway Financial Holdings, Inc.'s periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company. Forward-Looking Statements Financial Holdings, Inc.

Common stock trades on Nasdaq Small-Cap Market under the symbol "GBTS". Warrants trade on Nasdaq Small-Cap Market under the symbol "GBTS". Immediately following the stock dividend, the warrants entitle the holder of each warrant to purchase 1.155 shares of common stock at $9.61 per share until June 30, 2004. Securities Outstanding Financial Holdings, Inc.

Corporate Highlights December 1998 January 2000 June 2001 January 2001 October 2001 January 2002 September & November 2002 April 2003 May 2003 Gateway Bank & Trust begins operations after successful de novo IPO. Acquired Dowd & Twiddy Insurance Agency. Completed underwritten offering that raises nearly $10.3 million in additional capital. Completed acquisition of Fidelity Insurance. Open 5th Financial Center. Completed formation of Gateway Financial Holdings, Inc. Opened Edenton, NC branch. Opened newly constructed Kitty Hawk, NC and Chesapeake, VA branches. Announced proposed acquisition of Elizabeth City- Southgate branch of Central Carolina Bank. Financial Holdings, Inc. Opened Shore Drive, Virginia Beach branch - our 9th branch office.

Exceeded $250 million in total assets, ending the first quarter at over $254 million; Recorded our ninth consecutive quarter of profitable operations in the first quarter of 2003; Effected a stock split in the form of a 10% stock dividend to shareholders; Declared a 5% stock dividend, payable June 12, 2003, to shareholders of record on May 23, 2003. Completed construction of our Chesapeake, Virginia and Outer Banks, North Carolina branches. Opened our Edenton branch in January 2002. Opened Shore Drive, Virginia Beach, our ninth office, in May 2003. 2002 and 2003 Significant Milestones Financial Holdings, Inc.

Gateway Bank & Trust Co. Gateway Financial Holdings, Inc. NASDAQ Small Cap Market: "GBTS" and "GBTSW" Incorporated October, 2001 Gateway Insurance Services, Inc. Gateway Investment Services, Inc. Corporate Structure Financial Holdings, Inc.

Market Area Gateway Bank & Trust Co. Office Locations: Elizabeth City, NC Edenton, NC Kitty Hawk, NC Plymouth, NC Roper, NC Chesapeake, VA (2) Virginia Beach, VA Gateway Insurance Services, Inc. Office Locations: Elizabeth City, NC Edenton, NC Herford, NC Kitty Hawk,NC Plymouth, NC Gateway Investment Services, Inc. Office Location: Elizabeth City, NC [INSERT BRANCH MAP] Financial Holdings, Inc.

Financial Highlights Financial Holdings, Inc.

Dollars in Thousands Assets 1999 44235 2000 110694 2001 160832 2002 231053 3/31/2003 253812 Assets 1999 2000 2001 2002 1Q2003 Financial Holdings, Inc.

Dollars in Thousands Equity Equity 1999 9426 2000 13441 2001 22998 2002 23967 3/31/2003 24080 Financial Holdings, Inc. 1999 2000 2001 2002 1Q2003

Dollars in Thousands Loans Loans 1999 29111 2000 74893 2001 105805 2002 159797 3/31/2003 170386 Financial Holdings, Inc. 1999 2000 2001 2002 1Q2003

Commercial Construction RE Commercial RE 1-4 Family Mortgages Consumer Home Equity Lines of Credit 45.8 17.5 20.1 4.7 6.8 5 At March 31, 2003 Loan Portfolio Composition Financial Holdings, Inc.

Loan Portfolio Pricing Sensitivity At March 31, 2003 Financial Holdings, Inc.

Dollars in Thousands Deposits Deposits 1999 32181 2000 90292 2001 115717 2002 174663 3/31/2003 195633 Financial Holdings, Inc. 1999 2000 2001 2002 1Q2003

Demand Savings MMA & NOW CDs 11.5 1.3 23.2 63.9 At March 31, 2003 Deposit Composition Financial Holdings, Inc.

1999 2000 2001 2002 1Q2003 ROAA (3.51) (1.33) 0.41 0.32 0.31 ROAE (10.20) (9.76) 3.00 2.58 3.06 Efficiency Ratio 146.38 114.51 83.79 88.09 83.86 Non-Interest Income to Total Revenue 7.91 32.99 37.31 33.97 34.10 For the Years Ended December 31, Profitability Financial Holdings, Inc.

Total Interest Income $ 1,859 $ 6,181 $ 9,126 $ 10,311 Total Interest Expense 753 3,457 5,059 4,819 Net Interest Income 1,106 2,724 4,067 5,492 Non Interest Income 95 1,341 2,420 2,826 Non Interest Expense 1,758 4,655 5,500 7,211 Net Income (Loss) (1,012) (1,072) 547 627 Diluted Earnings (Loss) per Share (1) $ (0.88) $ (0.75) $ 0.23 $ 0.21 (1) Restated for 11-for-10 stock split that occurred in 2002. For the Years Ended December 31, Dollars in Thousands Profitability 1999 2000 2001 2002 Financial Holdings, Inc.

Total Interest Income $ 3,035 Total Interest Expense 1,269 Net Interest Income 1,766 Non Interest Income 794 Non Interest Expense 2,247 Net Income (Loss) 182 Diluted Earnings (Loss) per Share (1) $ 0.06 (1) Restated for 11-for-10 stock split that occurred in 2002. For the Quarter Ended March 31, Dollars in Thousands Profitability 2003 Financial Holdings, Inc.

1999 2000 2001 2002 East -0.88 -0.75 0.23 0.21 Earnings per Share Profitability 1999 2000 2001 2002 Financial Holdings, Inc.

GBTS Medians Medians at March 31, NC Southeast 2003 Banks (1) Banks (1) Non-Performing Loans to Total Loans 0.79% 0.61% 0.45% Non-Performing Assets to Total Assets 0.54% 0.54% 0.41% (1) Excludes merger targets. Sources: SNL Datasource YTD at May 6, 2003 and Equity Research Services. Asset Quality Financial Holdings, Inc.

GBTS at March 31, Minimum Well-Capitalized 2003 Requirement Requirement Total Risk-Based Capital Ratio 11.84% 8.0% 10.0% Tier1 Risk-Based Capital Ratio 10.84% 4.0% 6.0% Leverage Ratio 9.02% 4.0% 5.0% Capital Requirements Financial Holdings, Inc.

Earnings per Share 1Q2002 1Q2003 Financial Holdings, Inc.

Net Income Dollars in Thousands 1Q2002 1Q2003 Financial Holdings, Inc.

Net Interest Margin 1Q2002 1Q2003 (%) Financial Holdings, Inc.

1Q2002 1Q2003 (%) Non-Interest Income/Total Revenue Financial Holdings, Inc.

1Q2003 v. 1Q2002 - Financial Highlights Financial Holdings, Inc. Net interest income is up 53%. Net interest margin of 3.29%, up from 3.06%. Non-interest income (excluding non-recurring items) grew 31% to $696,000 from $533,000. Income from mortgage banking operations nearly tripled. Non-performing assets decreased 12% from $1.6 million at December 31, 2002 to $1.4 million at March 31, 2003.

Business Strategy Financial Holdings, Inc.

Continue to build our franchise through acquisitions and/or de novo branching with a concentration on northeastern North Carolina and the tidewater area of Virginia; Develop and sustain growth-oriented sources of non-interest income through our Gateway Insurance Services, Inc. and Gateway Investment Services, Inc. subsidiaries; Capitalize on industry consolidation in attracting a growing customer base in our niche market areas; Market our strong foundation as a regional community institution that is able to provide a broad range of personalized financial services to both individual and business customers; Continued focus on enhancing shareholder value through conservative growth strategies; Branch expansion is nearly complete. Therefore, expense growth should slow dramatically while revenues should increase dramatically as our franchise matures. Business Strategy Financial Holdings, Inc.